FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2004

UNIVERSAL HEALTH SERVICES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-10765	23-2077891
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

UNIVERSAL CORPORATE CENTER

367 SOUTH GULPH ROAD

KING OF PRUSSIA, PENNSYLVANIA 19406

(Address of principal executive office) (Zip Code)

Registrant’s telephone number, including area code (610) 768-3300

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits. 99.1 Universal Health Services, Inc. Press Release dated July 22, 2004

Item 12. Results of Operations and Financial Condition

On July 22, 2004, Universal Health Services, Inc. (the “Company”) issued its 2004 second quarter earnings release. A copy of the Company’s press release is furnished as an exhibit to this Form 8-K and is incorporated herein by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Health Services, Inc.

By:	/s/ Alan B. Miller
Name:	Alan B. Miller
Title:	President and Chief Executive Officer

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President and Chief Financial Officer

Date: July 23, 2004

Exhibit Index

Exhibit No.	Exhibit
99.1	Press release, dated July 22, 2004